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                  AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2

                        SUPPLEMENT DATED AUGUST 9, 1999
                  TO STATEMENT OF ADDITIONAL INFORMATION DATED
           NOVEMBER 2, 1998 (AS SUPPLEMENTED THROUGH APRIL 20, 1999)

     The American General Stock Index Fund, the American General Mid Cap Index Fund, the American General Small Cap Index Fund, the American General International Growth Fund, the American General Large Cap Growth Fund, the American General Mid Cap Growth Fund, the American General Small Cap Growth Fund, the American General International Value Fund, the American General Large Cap Value Fund, the American General Mid Cap Value Fund, the American General Small Cap Value Fund, the Socially Responsible Fund and the American General Balanced Fund are permitted to invest in Standard and Poor's Depositary Receipts as described herein under "Investment Practices."

     The Distributor may make payments to authorized dealers of record for purchases of $1 million or more of Class A Shares as follows: 0.50% on sales of $1 million to $2 million, plus 0.40% on the next $1 million and 0.25% on the excess over $3 million. As always, such purchases of $1 million or more of Class A shares will be subject to a contingent deferred sales charge of 1.00% on redemptions within one year of purchase and 0.50% on redemptions within the second year of purchase.

VA 10856-1B